Exhibit 21

SUBSIDIARIES OF ICONIX BRAND GROUP, INC.

IBG Borrower LLC
a Delaware limited liability company

Bright Star Footwear LLC
a New Jersey limited liability company

Badgley Mischka Licensing LLC
a Delaware limited liability company

IP Holdings and Management Corporation
a Delaware corporation

IP Holdings LLC
a Delaware limited liability company

IP Management LLC
a Delaware limited liability company

Michael Caruso & Co., Inc.
a California corporation

Unzipped Apparel LLC
a Delaware limited liability company

Mossimo Holdings LLC
a Delaware limited liability company

Mossimo, Inc.
a Delaware corporation

OP Holdings LLC
a Delaware limited liability company

OP Holdings and Management Corporation
a Delaware corporation

Studio IP Holdings LLC
a Delaware limited liability company

Studio Holdings and Management Corporation
a Delaware corporation

Official Pillowtex LLC
a Delaware limited liability company

Pillowtex Holdings and Management LLC
a Delaware limited liability company

Scion LLC
a Delaware limited liability company

Artful Holdings LLC
a Delaware limited liability company

Shortcake IP Holdings LLC
a Delaware limited liability company

IP Holdings Unltd LLC
a Delaware limited liability company

MG Icon LLC
a Delaware limited liability company

Icon Entertainment LLC
a Delaware limited liability company

Peanuts Holdings LLC
a Delaware limited liability company

Peanuts Worldwide LLC
a Delaware limited liability company

Hardy Way LLC
a Delaware limited liability company

ZY Holdings LLC
a Delaware limited liability company

ZY Holdings and Management Corporation
a Delaware corporation

Sharper Image Holdings LLC
a Delaware limited liability company

Sharper Image Holdings and Management Corporation
a Delaware corporation

Scion BBC LLC
a Delaware limited liability company

IBGNYC LLC
a Delaware limited liability company

IBGWGA LLC
a Delaware limited liability company

Iconix DE Brand Holdings Corp.
a Delaware corporation

Icon DE Intermediate Holdings LLC
a Delaware limited liability company

Icon DE Holdings LLC
a Delaware limited liability company

Icon NY Holdings LLC
a Delaware limited liability company

Umbro IP Holdings LLC
a Delaware limited liability company

Iconix Luxembourg Holdings SÀRL,
a Luxembourg Société à responsabilité limitée

Iconix Brand UK Limited
a United Kingdom private limited company

Iconix Spain Holdings, S.L.
a Spanish Sociedad Unipersonal

Icon Modern Amusement LLC
a Delaware limited liability company

1724982 Alberta ULC
a Canadian unlimited liability company

Iconix Latin America LLC
a Delaware limited liability company

Iconix Europe LLC
a Delaware limited liability company

Hydraulic IP Holdings LLC
a Delaware limited liability company

NGX LLC
a Delaware limited liability company

US Pony Holdings, LLC
a Delaware limited liability company

Diamond Icon Ltd.
a United Kingdom limited company

Icon Brand Holdings LLC
a Delaware limited liability company

Iconix CA Holdings LLC
a Delaware limited liability company

Icon Canada JV Holdings Corp.
a Delaware corporation

Iconix Canada JV Holdings ULC
a Canada unlimited liability company

Iconix Luxembourg LC Holdings S.a.rl.
a Luxembourg Société à responsabilité limitée

Lee Cooper Brands (Management Services) Ltd.
a United Kingdom limited company

Red Diamond Holdings S.a.r.l
a Luxembourg Société à responsabilité limitée

Umbro Sourcing LLC
a Delaware limited liability company

Iconix China Holdings Limited
a Cayman Islands company

Iconix China Investments Ltd.
a British Virgin Islands company

Iconix China Limited
a Hong Kong limited company

Umbro China Limited
a Hong Kong limited company

Danskin China Limited
a Hong Kong limited company

LC Partners US LLC
a Delaware limited liability company